Exhibit 99.13

Matri Investor Presentation INVESTORS MEETING Financial Statements as at 30.9.25 2 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

DISCLAIMER The presentation contains forecasts, estimates and plans of the Company regarding its operations and other information about future events and matters, which constitute forward - looking information, as deﬁned in the Securities Law, 1968 , and materialization thereof is uncertain and may be affected by factors that are unforeseeable or beyond the Company’s control . Therefore, the Company is uncertain whether its forecasts and/or estimates and/or plans will be realized, in whole or in part, or whether they will be realized differently than e pected ,due to, among other things, factors beyond its control, changes in market conditions, business and competition environment, as well as materialization of any of the Company’s risk factors . The presentation includes, among other things, information from various publications as well as data received from e ternal sources (noted in the presentation), and macroeconomic facts and ﬁgures, the contents of which have not been reviewed by the Company independently, including slides relating to analyst ratings, all as known by the Company at the time of preparation of the presentation. For the avoidance of doubt, we note that the Company does not undertake to update and/or change the information included in this presentation . This presentation was prepared as a summary and for convenience only, and is not intended to be in lieu of a review of the reports publicized by the Company, including its ﬁnancial statements. The information contained in this presentation is subject to that stated in the relevant Company’s reports . This presentation should not be viewed an offer or invitation to acquire the Company’s securities. The information included in the presentation is not a recommendation or opinion to invest in the Company and is not in lieu of a potential investor’s judgment. MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 3 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

Loading Content

5 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED Positioning 2025 Third Quarter Summary Financial Statements Israeli Market US Market Financial Inde es 2025 Summary – Nine Month Period Ended 30.9.2025 The Companies’ Merger Transaction

THE COMPANIES’ MERGER TRANSACTION MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 6 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

• On March 10, 2025, an MOU was signed between Matri and Magic to conduct negotiations for entering into a binding merger agreement. • As the transaction is between 2 companies under the same control (Formula), the Company’s Board of Directors appointed an independent committee, which was authorized to e amine the engagement in the transaction, evaluate its fairness and possible alternatives, conduct negotiations with Magic regarding the terms of the transaction, approve the transaction, and formulate recommendations to the Board of Directors with respect thereto. • The committee was advised by the international investment bank Jefferies, the law ﬁrm Herzog Fo Neeman, and the accounting ﬁrm KPMG. • On November 3, 2025, the merger agreement was signed, pursuant to which Matri will acquire all of Magic’s issued and outstanding share capital, in consideration for Matri shares allocated to Magic’s shareholders. Following the completion of the transaction, Magic will become a wholly owned subsidiary of Matri . Magic’s shares will be delisted from Nasdaq and the Tel Aviv Stock E change, and the company will become privately held. • Following completion, Magic’s shareholders will hold 31.125% of the Company’s issued and outstanding share capital on a fully diluted basis, while the shareholders who held Matri shares immediately prior to the merger completion date will hold 68.875% of the issued and outstanding share capital. MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 THE MERGER T RANS A C T ION 7 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

The combined market cap of Matri and Magic has increased by appro imately NIS 3 . 4 billion since the publication of the memorandum of understanding and currently stands at around NIS 11 . 25 billion, positioning the companies among the largest publicly traded IT ﬁrms globally . THE COMBINED COMPANY WOULD BE ONE OF THE LARGEST LISTED IT SERVICES FIRMS BY MARKET CAP MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 THE MERGER T RANS A C T ION MARCH 25 8 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

The combined market cap of Matri and Magic has increased by appro imately NIS 3 . 4 billion since the publication of the memorandum of understanding and currently stands at around NIS 11 . 25 billion, positioning the companies among the largest publicly traded IT ﬁrms globally . THE COMBINED COMPANY WOULD BE ONE OF THE LARGEST LISTED IT SERVICES FIRMS BY MARKET CAP MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 THE MERGER T RANS A C T ION NOVEMBER 25 9 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

A POWERFUL COMBINATION THAT ACCELERATES GROWTH OPPORTUNITIES • Matri ranks among the 10 largest publicly traded IT companies worldwide. (1) • A signiﬁcant increase in sales outside Israel • A technological force multiplier in the ﬁelds of - ERP, CYBER, CLOUD, DATA, AI • E pansion of the range of services and solutions for key sectors: defense, government, ﬁnance, high - tech, and healthcare • E panding the range of services and solutions for key sectors, including defense, government, ﬁnance, high - tech, and healthcare • Improved proﬁt margin and balance sheet structure • A unique transaction – with no ﬁnancing costs and no accounting amortization (pooling of interest method) • Integration of an e cellent and e perienced management team into the Company • Potential inclusion in the TA - 35 Inde $2bn+ FY24 Revenues 22% International (17% US) 12%+ FY24 EBITDA Margin 14 Platforms and IP Software Solutions 1 5 , 000+ Total Headcount 50+ Co un t r ies Served 6 , 000 + Active Cus t o mer s (1)Based on Market Cap. Matri and Magic Market Cap based on share price as of 03/06/2025 with a USD / ILS e change rate of 0.28. Analysis includes firms where IT Services is greater than 50% of both revenue and profit. MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 10 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED THE MERGER T RANS A C T ION

Completion of the merger is subject to several conditions, including approval of the transaction at the special shareholders’ meeting, scheduled for Wednesday, December 10, 2025, at 2:00 p.m. at Matri ’s oﬃces. MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 11 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

SUMMARY OF Q3 AND THE NINE - MONTH PERIOD ENDED SEPTEMBER 30, 2025 2025 MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 12 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

2025 Q3 SUMMARY MATRIX INVESTOR PRESENTATION 13 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED FINANCIAL STATEMENTS AS AT 30.9.25

2025 Growth leading to record results across all key ﬁnancial performance metrics THIRD QUARTER SUMMARY REVENUES (*) During the third quarter, revenues accounted for, on a net basis, continued to increase. This affects the Company’s revenues, revenue growth rate, and proﬁt margin. See more, later in this presentation. G r owth to a record NIS 1.64 billion Growth Adjusted for the increase in revenues accounted for on a net basis (*) MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 14 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

2025 Growth leading to record results across all key ﬁnancial performance metrics THIRD QUARTER SUMMARY (*) Growth in the quarter was achieved despite a decrease of about 3.9% in the number of working hours compared with the corresponding quarter. GROSS PROFIT improving its margin to Growth to a record NIS 241.5 million MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 15 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

2025 Growth leading to record results across all key ﬁnancial performance metrics THIRD QUARTER SUMMARY OPERATING INCOME improving its margin to Growth to a record NIS 131.5 million MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 16 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

2025 Growth leading to record results across all key ﬁnancial performance metrics THIRD QUARTER SUMMARY NET INCOME improving its margin to Growth to a record NIS 84.3 million MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 17 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

2025 Growth leading to record results across all key ﬁnancial performance metrics THIRD QUARTER SUMMARY NET INCOME ATTRIBUTABLE TO SHAREHOLDERS improving its margin to Growth to a record NIS 78 million MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 18 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

2025 Growth leading to record results across all key ﬁnancial performance metrics THIRD QUARTER SUMMARY E B I T D A Growth to a record NIS 182.8 million improving its margin to MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 19 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

2025 Growth leading to record results across all key ﬁnancial performance metrics THIRD QUARTER SUMMARY E B I T D A Growth to a record NIS 145.8 million improving its margin to MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 Adjusted (adjusted for IFRS 16) 20 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

2025 NINE - MONTH PERIOD ENDED SEPTEMBER 30, 2025 MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 21 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

2025 Growth leading to record results across all key ﬁnancial performance metrics JANUARY - SEPTEMBER REVENUES (*) During the third quarter, revenues accounted for, on a net basis, continued to increase. This affects the Company’s revenues, revenue growth rate, and proﬁt margin. See more, later in this presentation. G r owth to a record NIS 4.6 billion Growth Adjusted for the increase in revenues accounted for on a net basis (*) MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 22 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

2025 Growth leading to record results across all key ﬁnancial performance metrics JANUARY - SEPTEMBER MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 (*) The growth rate for the period was achieved despite an income of about NIS 6 million recorded in the corresponding period from retroactive compensation received from the National Insurance Institute (for reserve duty). GROSS PROFIT improving its margin to Growth to a record NIS 691.3 million 23 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

2025 Growth leading to record results across all key ﬁnancial performance metrics JANUARY - SEPTEMBER MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 (*) The growth rate for the period was achieved despite an income of about NIS 6 million recorded in the corresponding period from retroactive compensation received from the National Insurance Institute (for reserve duty). OPERATING INCOME improving its margin to Growth to a record NIS 384.2 million 24 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

2025 Growth leading to record results across all key ﬁnancial performance metrics JANUARY - SEPTEMBER MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 NET INCOME improving its margin to Growth to a record NIS 241.2 million 25 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

2025 Growth leading to record results across all key ﬁnancial performance metrics JANUARY - SEPTEMBER MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 NET INCOME ATTRIBUTABLE TO SHAREHOLDERS improving its margin to Growth to a record NIS 226.5 million 26 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

2025 Growth leading to record results across all key ﬁnancial performance metrics JANUARY - SEPTEMBER MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 E B I T D A Growth to a record NIS 534.4 million improving its margin to 27 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

2025 Growth leading to record results across all key ﬁnancial performance metrics JANUARY - SEPTEMBER MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 Growth to a record NIS 430 million improving its margin to 28 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED E B I T D A Adjusted (adjusted for IFRS 16)

M A TRIX’S POSITIONING 30.9.2025 MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 29 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

30 T A S E MT R X #1 Ranked as the leading software services company in Israel 20 consecutive years #1 Ranked in 51 technology categories (according to STKI) NIS 6B annual revenue run rate based on 1 - 9/2025 100 + M&As 12,000+ Professionals 3 , 000 + Customers 13% of proﬁts are generated abroad Rated Aa3.il for the last 17 years (by Midroog - Moody’s) A 1 D 2 C 3 That’s us! MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

MATRIX’S LINES OF BUSINESS Commerce and Advanced Technology Solutions BPO & Call Centers Defense Consulting & Engineering IT Solutions & Computing in Israel and Abroad MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 31 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

LEADING PARTNERS MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 32 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

OF F ICE CL OUD CYB E R & RISK DATA / AI DIGITAL & MOBILE CORE INTERNATIONAL GROWTH MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 33 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 FINANCIAL STATEMENTS 30.9.2025 34 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

(*) Earnings Before Interest, Taxes, Depreciation, and Amortization MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 FINANCIAL STATEMENTS 30.09.2025 P&L - Q3 2025 Compared to the corresponding quarter Key results (NIS millions) % 7 - 9/2024 7 - 9/2025 15.7% 1,419 1,642 Revenues 17.8% 205 242 Gross proﬁt 13.6% 97 110 SG&A 21.5% 108 131 Operating income 22.8% 16 20 Financial expenses, net 22.4% 22 27 Tax expenses 21% 70 84 Net income 21.1% 64 78 Net income attributable to shareholders 17.6% 155 183 EBITDA (*) 14.5% 14.7% Gross proﬁt margin 6.8% 6.7% SG&A margin 7.6% 8% Operating income margin 11% 11.1% EBITDA margin (*) 4.9% 5.1% Net income margin • 20.7% growth adjusted for increase in revenues accounted for on a net basis • 15.6% organic growth adjusted for increase in revenues accounted for on a net basis • 15.2% organic growth in operating income 35 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

(*) Earnings Before Interest, Taxes, Depreciation, and Amortization (**) Adjusted to exclude retroactive reimbursement from the National Insurance Institute relating to employees called up for reserve duty, which was received in the corresponding period (~NIS 6 million). MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 Key results (NIS millions) FINANCIAL STATEMENTS 30.09.2025 P&L - 1 - 9/2025 Compared to the corresponding period % 1 - 9/2024 1 - 9/2025 10.3% 4,205 4,639 Revenues 12.6% 614 691 Gross proﬁt 8.2% 284 307 SG&A 16.4% 330 384 Operating income 35.8% 48 65 Financial expenses, net 14.8% 68 78 Tax expenses 12.6% 214 241 Net income 11.8% 203 226 Net income attributable to shareholders 14.2% 468 534 EBITDA (*) 14.6% 14.9% Gross proﬁt margin 6.8% 6.6% SG&A margin 7.9% 8.3% Operating income margin 11.1% 11.5% EBITDA margin (*) 5.1% 5.2% Net income margin • 15.1% growth adjusted for increase in revenues accounted for on a net basis • 10.2% organic growth adjusted for increase in revenues accounted for on a net basis • 11.5% organic growth in operating income 18.5%. adjusted growth(**) in operating income • 13.6% adjusted organic growth(**) in operating income 36 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

(*) During the third quarter and the period, revenues accounted for, on a net basis, continued to increase. This affects the Company’s revenues, revenue growth rate, and proﬁtability margin. MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 FINANCIAL STATEMENTS 30.09.2025 P&L - Key financial results adjusted for increase in revenues accounted for on a net basis Key results (NIS millions) % 1 - 9/2024 1 - 9/2025% 7 - 9/2024 7 - 9/2025 10.3% 4,205 4,639 15.7% 1,419 1,642 Revenues - 200 - 70 Adjustments for the increase in revenues accounted for on a net basis(*) 15.1% 4,205 4,839 20.7% 1,419 1,712 Adjusted revenues 16.4% 330 384 21.5% 108 131 Operating income 7.9% 7.9% 7.6% 7.7% % of revenues 37 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

Government Financial O r ganizations Hi - T ech Industry, Communication s & Retail Healthcare & T r anspo r tation D e f e nse O t h e r MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 FINANCIAL STATEMENTS 30.09.2025 REVENUE BREAKDOWN by customer sector According to FY 2024 revenues 38 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

1 , 642 1 , 419 1 , 333 1 , 130 1 , 027 +1 5 . 7% REVENUES(*) Q3 Q3 Q3 Q3 Q3 202 1 202 2 202 3 202 4 2025 12.4% 4YR CAGR 241.5 205 187.1 161.4 146.7 GROSS PROFIT Q3 Q3 Q3 Q3 Q3 202 1 202 2 202 3 202 4 2025 14.3% 14 . 3% 14% 14 . 5% +17.8% 13.3% 4YR CAGR 14 . 7% 131.5 108.2 93 . 3 80 . 1 75 OPERATING INCOME Q3 Q3 Q3 Q3 Q3 202 1 202 2 202 3 202 4 2025 7.3% 7.1% 7% 7.6% +21 . 5% 15.1% 4YR CAGR 8% THIRD QUARTER S U M M A R Y 2025 Ongoing improvement in performance metrics over time Consistent growth, reaching record revenues and proﬁts (NIS millions) (*) Adjusted for the increase in revenues recognized on a net basis, revenue growth was 20.7%. FINANCIAL STATEMENTS 30.09.2025 MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 39 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

THIRD QUARTER S U M M A R Y 2025 Ongoing improvement in performance metrics over time Consistent growth, reaching record revenues and proﬁts (NIS millions) FINANCIAL STATEMENTS 30.09.2025 MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 182.8 155.5 145 127.8 103.9 +1 7 . 6% EBI D T A Q3 Q3 Q3 Q3 Q3 202 1 202 2 202 3 202 4 2025 15.2% 4YR CAGR 10 . 1% 11 . 3% 10 . 9% 11% 11.1% 84 . 3 69 . 7 56 . 8 50 . 4 47 . 9 NET INCOME Q3 Q3 Q3 Q3 Q3 202 1 202 2 202 3 202 4 2025 4.7% 4.5% 4.3% 4.9% + 21% 15.2% 4YR CAGR 5.1% 78 . 0 64 . 4 51 . 4 46 . 5 43 . 3 NET INCOME TO S H AR E H O LD E RS Q3 Q3 Q3 Q3 Q3 202 1 202 2 202 3 202 4 2025 4.2% 4.3% 3.9% 4.5% +21 . 1% 15.8% 4YR CAGR 4.7% 40 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

JANUARY - SEPTEMBER S U M M A R Y 2025 Ongoing improvement in performance metrics over time Consistent growth, reaching record revenues and proﬁts (NIS millions) (*) Revenue growth adjusted for the increase in revenues recognized on a net basis, was 15.1%. (**) In 2022 – adjusted for a gain from the sale of an investment in a subsidiary (NIS 150 million). FINANCIAL STATEMENTS 30.09.2025 MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 4 , 639 4 , 205 3 , 911 3 , 531 3 , 200 + 1 0 . 3 % REVENUES(*) 1 - 9 1 - 9 1 - 9 1 - 9 1 - 9 202 1 202 2 202 3 202 4 2025 9.7% 4YR CAGR 691.3 614 560.8 488.8 457.3 GROSS PROFIT 1 - 9 1 - 9 1 - 9 1 - 9 1 - 9 202 1 202 2 202 3 202 4 2025 14 . 3% 13.8% 14 . 3% 14.6% + 12 . 6% 10.9% 4YR CAGR 14 . 9% 384.2 330.1 292.4 246.4 239.3 OPERATING INCOME(**) 1 - 9 1 - 9 1 - 9 1 - 9 1 - 9 202 1 202 2 202 3 202 4 2025 7.5% 7.3% 7.5% 7.9% + 1 6 . 4% 12.6% 4YR CAGR 8.3% 41 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

JANUARY - SEPTEMBER S U M M A R Y 2025 Ongoing improvement in performance metrics over time Consistent growth, reaching record revenues and proﬁts (NIS millions) (*) In 2022 – adjusted for a gain from the sale of an investment in a subsidiary (NIS 121 million). FINANCIAL STATEMENTS 30.09.2025 MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 534.4 467.9 442 375.6 327.6 +14.2% EBI D T A 1 - 9 1 - 9 1 - 9 1 - 9 1 - 9 202 1 202 2 202 3 202 4 2025 13% 4YR CAGR 10.2% 10 . 6% 11 . 3% 11 . 1% 11 . 5% 241.2 214.2 184.9 179.7 157.7 NET INCOME(*) 1 - 9 1 - 9 1 - 9 1 - 9 1 - 9 202 1 202 2 202 3 202 4 2025 4.9% 5.1% 4.7% 5.1% + 12 . 6% 11.2% 4YR CAGR 5.2% 226.5 202.5 170.8 163 141.3 NET INCOME TO S H AR E H O LD E R S(*) 1 - 9 1 - 9 1 - 9 1 - 9 1 - 9 202 1 202 2 202 3 202 4 2025 4.4% 4.6% 4.4% 4.8% + 11 . 8% 12.5% 4YR CAGR 4.9% 42 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

M A R K ET MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 ISRA E LI 43 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

IN ISRAEL Key ﬁnancial results (NIS millions) (*) Including immaterial operations in Europe OPERATING SEGMENTS MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 ISRAELI MARKET Q3 2024 Q3 2025 20.7% growth adjusted for growth in revenues accounted for on a net basis Growth IN REVENUES 13.7% 4YR CAGR 1,564 1,350 117 . 3 93 . 2 Q3 2024 Q3 2025 Growth IN OPERATING INCOME 16.4% 4YR CAGR 4,410 3,986 1 - 9 2024 1 - 9 2025 15.6% growth adjusted for growth in revenues accounted for on a net basis Growth IN REVENUES 10.7% 4YR CAGR 342 288 . 4 1 - 9 2024 1 - 9 2025 Growth IN OPERATING INCOME 12.9% 4YR CAGR Q3 2025 1 - 9 2025 44 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

Strong growth (primarily organic), driven by increased activity in Data & AI, digital, and core systems. IN ISRAEL OPERATING SEGMENTS Q3 2025 (NIS thousands) MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 ISRAELI MARKET % Q3 2024 Q3 2025 % Q3 2024 Q3 2025 29.8% 56,190 72,936 13.5% 863,213 IT Solutions and ,Services, Consulting 979,359 Israel 6.5% 7.4% Proﬁt margin (%) and Management in REVENUES OPERATING INCOME Continued growth in activity with the defense sector (including GTG transactions) and with the ﬁnancial sector. Mega projects in the IT and engineering sectors that provide high growth and high visibility over time. First - time consolidation of Gav Systems also contributed to the segment’s results. Impressive proﬁt growth, in the quarter (despite an appro imately 3 . 9 % decrease in working hours compared with the corresponding quarter) ; in the period despite a one - time income recorded in the corresponding period from retroactive compensation received from the NII regarding employees called up for reserve duty, the majority of which is attributed to this segment . The increase in the operating proﬁt margin is due, among others, to the IBM Mainframe operation within this segment, which began this year and for which revenues are presented on a net basis . 45 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

IN ISRAEL OPERATING SEGMENTS Q3 2025 (NIS thousands) MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 ISRAELI MARKET REVENUES OPERATING INCOME Growth in volume driven by sales of computing systems and integration, and by marketing, implementation, and support of advanced IT solutions. Continued increase in the volume of EDP cloud transactions, whose revenues are accounted for on a net basis – multi - year engagements that contribute to high proﬁts visibility over time . This quarter was characterized by a transaction mi with relatively high proﬁtability. The ﬁrst - time consolidation of Ortec had a positive impact on the segment’s results. % Q3 2024 Q3 2025 % Q3 2024 Q3 2025 29.8% 56,190 72,936 13.5% 863,213 IT Solutions and Services, Consulting, and 979 , 3 59 6.5% 7.4% Proﬁt margin (%) 17% 27,969 32,722 11.5% 367,951 Cloud and Computing 410,349 7.6% 8% Proﬁt margin (%) 46 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED Management in Israel Inf r astructu r es

IN ISRAEL OPERATING SEGMENTS Q3 2025 (NIS thousands) MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 ISRAELI MARKET REVENUES OPERATING INCOME Strong demand for software products of cyber - security, digital acceleration, cloud, data and AI solutions (including AI software products and communications equipment) . Changes in proﬁt margin mainly reﬂect the transaction mi – in the quarter, an increase in distribution transactions (software products and equipment in the AI ﬁeld) resulted in higher sales volumes at relatively lower margins . % Q3 2024 Q3 2025 % Q3 2024 Q3 2025 29.8% 56,190 72,936 13.5% 863,213 IT Solutions and Services, Consulting, and 979 , 3 59 6.5% 7.4% Proﬁt margin (%) 17% 27,969 32,722 11.5% 367,951 Cloud and Computing 410,349 7.6% 8% Proﬁt margin (%) 28.8% 9,067 11,680 46.9% 118,610 Marketing and Support 174,282 7.6% 6.7% Proﬁt margin (%) 47 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED Management in Israel Infrastructures of Software Products

US M A R K ET MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 48 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 M A R K ET US IT SOLUTIONS & SERVICES IN THE US Q3 2025 (NIS/USD thousands) REVENUES OPERATING INCOME Q3 2025 Q3 2024 % Q3 2025 Q3 2024 % Segmental results 118,951 111 , 1 in USD 04 7.1% 19,006 16,511 15.1% in NIS 14.9% 16% Proﬁt margin (%) 4,418 27% 17.7% 5,611 Segmental r esults 35 , 17 4 29 , 889 14.8% 16% Proﬁt margin (%) The increase in operating income and its margin is driven by continued growth in the volume of activity and the gradual onboarding of new, higher - margin projects . The results in NIS were affected by the depreciation of the USD/NIS e change rate compared to the corresponding periods. The impact of the ﬁrst - time consolidation of Alacer’s results was positive but immaterial. 49 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

IT Solutions in Israel IT Solutions in the US Softwa re P r oducts Cloud and Computing Inf r astructu r es 7 . 6% 13.5% 23.8% 55.1% PR O F I T 7 . 5% 7 . 2% 25.8% 59.5% REVENUES MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 BREAKDOWN OF REVENUES AND PROFIT BY Operating segments in January – September 2025 50 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 FINANCIAL EXPENSES Financial expenses, net (NIS thousands) Change 1 - 9 2024 1 - 9 2025 Change 7 - 9 2024 7 - 9 2025 (607) 19,354 18,747 200 5,897 Interest, commissions, and other (net) 6,097 6,678 9,723 16,401 1,689 4,335 FX differences 6,024 10,948 18,497 29,445 1,789 5,923 Accounting ﬁnancial 7,712 17,019 47,574 64,593 3,678 16,155 Total ﬁnancial 19,833 expenses expenses (net) The increase in ﬁnancial e penses for the quarter and the period is primarily attributable to higher non - cash accounting e penses (mainly due to the impact of increased proﬁtability in subsidiaries on the revaluation of e isting Put options held by minority shareholders), and from FX differences resulting from the depreciation of the USD/ILS e change rate (about 2 % in the quarter and 9 . 4 % in the period) . 51 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 Despite the increase in accounting e penses and FX - difference e penses, cash interest e penses remain stable. BREAKDOWN OF FINANCIAL EXPENSES (NIS millions) 13.7 19.2 13.0 13.2 10.2 9.0 8.9 6.1 6.2 6.4 6.1 5.9 5.8 7.7 19.8 25.4 19.4 19.3 16.1 14.8 16.6 Interest e penses (net) and commissions Accounting ﬁnancial e penses and FX differences 2025 2024 Q2 30 . 6 . 24 Q3 30. 9 . 24 Q4 31.12.24 Q1 31.3.25 Q2 30 . 6 . 25 Q3 30 . 9 . 25 Q1 31 . 3 . 24 52 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

FI N AN C I A L INDEXES MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 53 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 FINANCIAL INDEXES (NIS millions) 31.12.24 30.9.25 668 498 Cash and cash equivalents 1,229 1,235 Unused credit facilities* 1,897 1,733 Total liquid assets * Of which NIS 300 million are committed credit facilities Aa3 credit rating from Midroog (conﬁrmed - March 2025) Cash ﬂows from operating activities: Positive cash ﬂow in 1 – 9/2025 – NIS 268.7 million, compared with NIS 284.2 million in the corresponding period. Positive cash ﬂow – LTM – NIS 603.8 million, compared with NIS 617.1 million in the corresponding period. 54 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 FINANCIAL INDEXES (NIS millions) 31.12.24 30 . 9 . 25 1,144 1,175 Equity 25.5% 26 . 8% % of total balance sheet 785.1 737.5 Gross ﬁnancial debt 116.6 239.3 Financial net debt 1.1 1.09 Current ratio 2.6% 5.5% Financial net debt to balance sheet ratio 0.2 0.36 Financial net debt to EBITDA(*) ratio LTM (*) Earnings Before Interest, Ta es, Depreciation, and Amortization 305 132 300 1 , 175 Capital Structu r e E quity Loans from ﬁnancial institutions D e b e n t u r e s Series B Comme r cial securities due by February 2030 55 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

DIVIDEND NIS million 0 .91 ag. per share Dividend yield ~3.3% MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 56 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 57 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 58 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED CONTINUED GROWTH – ORGANIC AND THROUGH ACQUISITIONS, WHILE MAINTAINING OUR OPERATING INCOME MARGIN AT 8% AND HIGHER. Driven, among other factors, by improved operating eﬃciency and stable SG&A e penses.

MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 59 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED STRONG GROWTH IN THE US The annual revenue run rate reached appro imately USD 140 million (USD 35 million in the quarter compared with USD 30 million), with an operating margin of about 16% (USD 5.6 million in the quarter compared with about USD 4.4 million).

MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 60 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED MARKET LEADERSHIP ACROSS ALL KEY CATEGORIES IN THE ISRAELI IT MARKET (see STKI rankings) Matri has maintained market leadership for 20 years. Our strong technological capabilities across all key categories - A¹D²C³, combined with our established reputation, enable us to sustain growth.

MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 INCREASING ADOPTION OF THE TECHNOLOGY BY THE COMPANY AND ITS CUSTOMERS Strong business opportunity for the software products segment, improved developer productivity enhances our competitiveness in project e ecution, accelerated sales of GPUs alongside high performance communication systems, growth in our A 1 D 2 C 3 lines of business where Matri is a market leader; potential for a force - multiplier when combined with Magic’s capabilities in this segment. 61 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED

MATRIX INVESTOR PRESENTATION FINANCIAL STATEMENTS AS AT 30.9.25 62 NAVIGATION SYSTEM ALL INTELLECTUAL CONTENT CONTAINED IN THIS FILE IS THE CONFIDENTIAL PROPERTY OF MATRIX 2025 ALL RIGHTS RESERVED THE MERGER BETWEEN MATRIX AND MAGIC The merger is progressing according to plan, with the goal of completing the transaction by the end of 2025 The merger is e pected to enhance Matri ’s domestic and international standing, particularly in cloud, cybersecurity, data, and AI. It is also e pected to increase the share of revenues derived from the Company’s proprietary IP, at higher proﬁtability; drive signiﬁcant growth in revenues from international markets; increase revenues from the ﬁnancial, defense, high - tech, and healthcare sectors; and strengthen the Company’s proﬁt margins and balance sheet structure. (No ﬁnancing or amortization e penses e pected.) Potential inclusion in the TA - 35 Inde . All of the above e pected to enhance the Company’s attractiveness to international investors.

THANK YOU!